THE DEWOLFE COMPANIES, INC.
                             1992 STOCK OPTION PLAN


     1. Statement of Purpose. The purpose of this Stock Option Plan (the "Plan") is to benefit THE DEWOLFE COMPANIES, INC. (the "Company") through the maintenance and development of its businesses by offering certain present and future key individuals a favorable opportunity to become holders of stock in the Company over a period of years, thereby giving them a permanent stake in the growth and prosperity of the Company and encouraging the continuance of their involvement with the Company and/or its subsidiaries.

     2. Administration. The Plan shall be administered by the Stock Option Committee (the "Committee"), consisting of not less than two Non-Employee Directors of the Company (within the meaning of the rules and regulations promulgated under Section 16(b) of the Securities Exchange Act of 1934) appointed by the Board of Directors. If no Committee shall be appointed, this Plan shall be administered by the Board of Directors, which Board shall be deemed the Committee for purposes of this Plan. The Committee shall have full and plenary authority to interpret the terms and provisions of the Plan.

     3. Eligibility. Options shall be granted only to key employees of the Company and its subsidiaries, (including officers, and including directors of the Company and its subsidiaries who are also employees) and consultants, (including sales associates, financial services officers and managers) and advisors of the Company and its subsidiaries (where bona fide services were rendered and such services were not in connection with the offer and sale of securities in a capital raising transaction) but excluding the Directors of the Company who are not employees of the Company, selected initially and from time to time thereafter by the Committee on the basis of their importance to the business of the Company or its subsidiaries.

     4. Granting of Options. The Committee may grant options under which a total of not in excess of 600,000 shares of the $.01 par value Common Stock of the Company ("Common Stock") may be purchased from the Company, subject to adjustment as provided in Section 12 hereof. The Committee may, in its discretion grant under the Plan either non-qualified stock options or incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986 (the "Code"), provided, however, that incentive stock options may only be granted to employees of the Company or its subsidiaries. A maximum of 300,000 shares (subject to adjustment as provided in Section 12 hereof) may be subject to options granted to Directors of the Company and/or its subsidiaries who also serve as employees. The grant of a non-qualified stock option shall be evidenced by a written Non-Qualified Stock Option Agreement, executed by the Company and the holder of a non-qualified stock option, stating the number of shares of Common Stock subject to such non-qualified stock option evidenced thereby and in such form as the

Committee may from time to time determine. The grant of an incentive stock option shall be evidenced by a written Incentive Stock Option Agreement, executed by the Company and the holder of the incentive stock option, stating the number of shares of Common Stock subject to such incentive stock option evidenced thereby and in such form as the Committee may from time to time determine.

     In the event that an option expires or is terminated or cancelled unexercised as to any shares, such released shares may again be optioned (including a grant in substitution for a cancelled option). Shares subject to options may be made available from unissued or reacquired shares of Common Stock.

     Nothing contained in the Plan or in any option granted pursuant thereto shall confer upon any optionee any right to be continued in the employment of the Company or any subsidiary of the Company, or interfere in any way with the right of the Company or its subsidiaries to terminate an employee's employment at any time, or interfere in any way with the right of the Company or its subsidiaries to terminate any consulting or other compensation arrangement between the Company or any subsidiary of the Company, and any consultant, sales associate or advisor of the Company or such subsidiary.

     5. Option Price. The option price shall be determined by the Committee and, subject to the provisions of Section 13 hereof, shall be not less than the fair market value, at the time the option is granted, of the shares of Common Stock subject to the option. If one or more incentive stock options are granted to an employee who, at the time of grant, owns more than ten percent (10%) of the total voting power of all classes of stock of the Company (a "10% Owner"), the option price under such incentive stock option shall be not less than 110% of said fair market value. Such fair market value shall be deemed to be the mean of the bid and asked prices of the Common Stock at the close of the trading day next preceding the date of the grant of the option except that if the Common Stock is then listed on any national exchange, fair market value shall be the mean between the high and low sales price on the date next preceding the grant of the option. If shares of the Common Stock shall not have been traded on any national exchange or interdealer quotation system for more than 10 days immediately preceding the date of grant of such option or if deemed appropriate by the Committee for any other reason, the fair market value of shares of Common Stock shall be determined by the Committee in such other manner as it may deem appropriate. In no event shall the fair market value of any share of Common Stock be less than its par value.

     6. Duration of Options, Increments, and Extensions. Subject to the provisions of Section 8 hereof, each option shall be for a term of not less than five nor more than ten years, provided, however, that incentive stock options granted to employees who, at the time of the grant, are 10% Owners shall be for a term of not more than five years. Each option shall become exercisable with respect to 25% of the total number of shares subject to the option twelve months after the date of its grant and, with respect to each additional 25%, at the end of each twelve-month period thereafter during the succeeding three years. Notwithstanding the foregoing, the Committee may, in its discretion (i) specifically provide at the date of grant of another time or times of exercise;
(ii) accelerate the exercisability of such option subject to such terms as the Committee deems necessary and appropriate to effectuate the purpose of the Plan, including, without limitation, a requirement that the optionee grant to the Company an option to repurchase all or a portion of the number of shares acquired upon exercise of the accelerated option for their fair market value on the date of grant; or (iii) at any time prior to the expiration or termination of any non-qualified stock option previously granted, extend the term of any such option (including such non-qualified stock options held by officers or directors) for such period as the Committee in its discretion shall determine. In no event, however, shall the aggregate option period with respect to any option, including the original term of the option and any extensions thereof, exceed ten years. Subject to the foregoing, all or any part of the shares to which the right to purchase has accrued may be purchased at the time of such accrual or at any time or times thereafter during the option period.

     7. Exercise of Option. Options granted under this Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each optionee. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of shares with respect to which the option is to be exercised, accompanied by full payment for the shares. The exercise price upon exercise of any option shall be payable to the Company in full either: (a) in cash or its equivalent, (b) by tendering previously acquired shares of the Common Stock having an aggregate fair market value at the time of exercise equal to the total exercise price, or (c) by a combination of (a) and (b). The Committee also may allow cashless exercises as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law. As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the optionee, in the optionee's name, share certificates in an appropriate amount based upon the number of shares of the Common Stock purchased under the option(s).

     In connection with the exercise of options granted under the Plan, the Company may make loans to the optionees as the Committee, in its discretion, may determine. Such loans shall be subject to the following terms and conditions and such other terms and conditions as the Committee shall determine to be consistent with the Plan. Such loans shall be full recourse and shall bear interest at such rates as the Committee shall determine from time to time. In no event may any such loan exceed the fair market value, at the date of exercise, of the shares covered by the Option, or portion thereof, exercised by the optionee. No loan shall have an initial term exceeding two years, but any such loan may be renewable at the discretion of the Committee. When a loan shall have been made, shares of the Common Stock owned by the optionee, in such amount as shall be determined by the Committee, shall be pledged by the optionee to the Company as security for payment of the unpaid balance of the loan.

     At the time of exercise of any option, the Company may, if it shall determine it necessary or desirable for any reason, require the optionee (or his heirs, legatees, or legal representative, as the case may be) as a condition upon the exercise thereof to deliver to the Company a written representation of present intention to purchase the shares for investment and not for distribution. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the optionee upon his exercise of part or all of the option and a stop transfer order may be placed with the transfer agent. Each option shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with, the issue or purchase of shares thereunder, the option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

     8. Termination of Relationship - Exercise Thereafter. In the event the relationship between the Company and a director, officer, other employee, consultant, sales associate or advisor who is an optionee is terminated for any reason other than death, permanent disability or retirement, such optionee's option shall expire and all rights to purchase shares pursuant thereto shall terminate immediately. Notwithstanding the foregoing, the Committee may, in its discretion, specifically provide at the date of grant that, in the event of termination for any reason other than death, permanent disability or retirement, such option shall remain exercisable for such period following termination as shall be determined by the Committee on the date of grant, provided, however, that such period shall not extend beyond 90 days following the date of termination. Temporary absences because of illness, vacation, approved leaves of absence, and transfers among the Company and its subsidiaries, shall not be considered to terminate the employment or consulting or sales relationship with the optionee or to interrupt continuous employment.

     In the event of termination of said relationship because of death, permanent disability (as that term is defined in Section 22(e)(3) of the Code, as now in effect or as subsequently amended), or retirement (at age 65 or earlier as may be permitted by the Company), the option may be exercised in full, without regard to any installments established under Section 6 hereof, by the optionee or, if he is not living, by his heirs, legatees, or legal representative, as the case may be, during its specified term prior to three (3) years after the date of death, permanent disability, or retirement, but in any event not later than ten years after the date the option was granted.

     9. Withholding Taxes. Whenever the Company is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the grantee to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. The Company may in its discretion permit an optionee to deliver a promissory note in a form specified by the Company and payable to the Company no later than 15 business days after the date of exercise of the option in payment of any withholding tax requirements of the Company with respect to such exercise. Alternatively, the Company may, in its discretion, issue or transfer such shares of Common Stock net of the number of shares sufficient to satisfy the withholding tax requirements. For withholding tax purposes, the shares of Common Stock shall be valued on the date the withholding obligation is incurred.

     10. Non-Transferability of Options. No option shall be transferable by the optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by Code, Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and each option shall be exercisable during an optionee's lifetime only by the optionee.

     11. Limitation on Amounts of Incentive Stock Options Granted. The aggregate fair market value (determined as of the date of grant) of stock for which incentive stock options granted to an optionee under this Plan become first exercisable shall not exceed One Hundred Thousand Dollars ($100,000) during any calendar year.

     12. Adjustment. The number of shares subject to the Plan and to options granted under the Plan shall be adjusted as follows: (a) in the event that the outstanding shares of Common Stock of the Company is changed by any stock dividend, stock split or combination of shares, the number of shares subject to the Plan and to options granted thereunder shall be proportionately adjusted;
(b) in the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted, on an equitable basis as determined by the Committee, for each share of Common Stock then subject to the Plan, whether or not at the time subject to outstanding options, the number and kind of shares of Stock or other securities to which the holders of shares of Common Stock of the Company will be entitled pursuant to the transaction; and (c) in the event of any other relevant change in the capitalization of the Company, the Committee shall provide for an equitable adjustment in the number of shares of Common Stock then subject to the Plan, whether or not then subject to outstanding options. In the event of any such adjustment, the purchase price per share shall be proportionately adjusted.

     13. Termination and Amendment of Plan. This Plan shall terminate ten years from the effective date of this Plan, and an option shall not be granted under the Plan after that date. The Plan may at any time or from time to time be terminated, modified, or amended by the affirmative vote of a majority in interest of the voting stock of the Company. The Board of Directors may at any time and from time to time modify or amend the Plan in respects as it shall deem advisable to conform to any change in the law, or in any other respect, provided that any amendment by the Board of Directors which would (a) materially increase the benefits accruing to participants under the Plan, (b) increase the number of securities which may be issued under then plan (other than an increase pursuant to Section 12 hereof), or (c) materially modify the requirements as to eligibility for participation in the plan must be approved by a majority vote of the stockholders within twelve months before or after the effective date of such increase or change. In no event shall any amendment of the Plan (i) change or impair any options previously granted without the consent of the optionee, or
(ii) extend the term of the plan.

     14. Rule 16b-3. Anything contained in the Plan to the contrary notwithstanding, any transaction involving a grant, award or other acquisition from the Company under the Plan shall be subject to compliance with the requirements of paragraph (d) of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, applicable to such grant, award or other acquisition from the Company under the Plan, and any date, period or procedure specified or referred to in the Plan with respect to any such grant, award or other acquisition from the Company shall be adjusted, if necessary, so as to give effect to this Section 14. Anything contained in the Plan to the contrary notwithstanding, any transaction involving a disposition to the Company under the Plan shall be subject to compliance with the requirements of paragraph (e) of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, applicable to such disposition to the Company under the Plan, and any date, period or procedure specified or referred to in the Plan with respect to any such disposition to the Company under the Plan shall be adjusted, if necessary, so as to give effect to this Section 14.

     15. Effective Date. This Plan as originally adopted, became effective on May 21, 1992. The Plan was amended and restated by the Board of Directors on September 9, 1994 and approved by the stockholders effective as of such date. The Plan was amended by the Board of Directors as of November 1, 1996 and on April 27, 1998.